UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported):  March 13, 2003



                      HEMACARE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)



   000-15223                              95-3280412
Commission File No.)         (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968
                                  -1-

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated March 13 2003, issued by HemaCare Corporation ("HemaCare") is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number   Description

99               Press Release issued by HemaCare, dated
                 March 13, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:                        March 14, 2003  HEMACARE CORPORATION

                             /s/ Judi Irving
                             ----------------------------
                              Judi Irving,
                              Chief Executive Officer




                          EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99               Press Release issued by HemaCare, dated March
                 13, 2003